UNITED STATES	OMB APPROVAL
SECURITIES AND EXCHANGE COMMISSION	OMB Number: 3235-0060 Expires: March 31, 2006 Estimated average burden hours per response. . 28.0
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):    February 11, 2005

Career Education Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	0-23245	36-3932190
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2895 Greenspoint Parkway, Suite 600, Hoffman Estates, IL		60195
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (847) 781-3600

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On February 15, 2005, Career Education Corporation (the “Registrant”) issued a press release setting forth the Registrant’s financial results for the fourth quarter and year ended December 31, 2004 and conducted a conference call to discuss those results.  A copy of the Registrant’s press release and the transcript of the Registrant’s conference call are attached hereto as Exhibits 99.1 and 99.2, respectively, and the information contained therein is incorporated herein by reference.  The information contained in this Item 2.02 of Form 8-K, including the exhibits, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and it shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a)  On February 11, 2005, the Registrant’s management reviewed and discussed with the Audit Committee of the Board of Directors and with Ernst & Young, LLP (“E&Y”), the Registrant’s independent accounting firm, the accounting treatment related to the Registrant’s recognition of tuition revenue with respect to its Culinary and Health Education externship periods. In connection with these discussions, and following consultation with E&Y, the Registrant determined it was necessary to restate the previously issued financial statements for the periods 2000 through 2004 to correct for certain errors in such financial statements.  Specifically, in connection with reporting its results for the fourth quarter of 2004, an error was identified related to the Registrant’s recognition of tuition revenue with respect to its Culinary and Health Education externship periods.  These student externships are required to be taken at the end of certain academic programs, following the conclusion of in-school instruction, in order to satisfy graduation requirements.  The restatement consists of adjustments necessary to reflect the recognition of tuition revenue through the end of the student’s externship period, as opposed to the prior practice of recognizing revenue only over the period of in-school academic instruction.  On February 15, 2005, the Registrant issued a press release, included above in Item 2.02 to this Form 8-K, announcing the restatement and including financial tables showing the results of the restatement.  As a consequence, such prior financial statements should not be relied upon.

Item 9.01 Financial Statements and Exhibits.

(a) None.

(b) None.

(c) Exhibits

Exhibit Number	Description of Exhibits

99.1	Press Release of Registrant dated February 15, 2005 reporting the Registrant’s financial results for the fourth quarter and year ended December 31, 2004.

99.2	Transcript of Conference Call of Registrant on February 15, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAREER EDUCATION CORPORATION

By:	/s/ Patrick K. Pesch
Patrick K. Pesch
Executive Vice President, Chief Financial Officer, Treasurer and Secretary

Dated:  February 17, 2005

Exhibit Index

Exhibit Number	Description of Exhibits

99.1	Press Release of Registrant dated February 15, 2005 reporting the Registrant’s financial results for the fourth quarter and year ended December 31, 2004.

99.2	Transcript of Conference Call of Registrant on February 15, 2005.